Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables.
Trade and other receivables

19 Trade and other receivables

Accounting policy Trade receivables are stated net of a loss allowance for expected credit losses.

	2021	2022
	£m	£m
Trade receivables	1,738	2,193
Loss allowance	(106)	(118)
	1,632	2,075
Prepayments and accrued income	316	310
Current tax receivable	10	15
Net finance lease receivable	2	5
Total	1,960	2,405

Trade receivables are predominantly non-interest bearing and their carrying amounts approximate to their fair value.

19 Trade and other receivables (continued)

The movements in the loss allowance during the year were as follows:

	2021	2022
	£m	£m
At start of year	99	106
Charge for the year	17	11
Trade receivables written off	(8)	(7)
Exchange translation differences	(2)	8
At end of year	106	118